RIDGEWORTH FUNDS

Supplement dated November 18, 2014 to the

Summary Prospectus, Prospectus and Statement of Additional Information (“SAI”)

each dated August 1, 2014

RidgeWorth Select Large Cap Growth Stock Fund (A, C & I Shares)

On November 18, 2014, the Board of Trustees (the “Board”) of RidgeWorth Funds (the “Trust”) approved the reorganization of the RidgeWorth Select Large Cap Growth Stock Fund (the “Fund”) into the RidgeWorth Large Cap Growth Stock Fund (the “Acquiring Fund”), a separate series of the Trust.

After careful review, the Board determined the reorganization to be in the best interests of the Fund’s shareholders. In making its determination, the Board considered that:

•	the Fund’s investment objective is substantially similar to that of the Acquiring Fund;

•	the Fund’s policies and strategies are substantially similar to those of the Acquiring Fund;

•	the Fund’s fundamental investment limitations are the same as those of the Acquiring Fund;

•	the Fund’s contractual advisory fee is the same as that of the Acquiring Fund;

•	the Fund’s 12b-1 fee for each share class is the same as the 12b-1 fee for the corresponding share class of the Acquiring Fund;

•	shareholders of the Fund’s A Shares, C Shares and I Shares will receive shares of the Acquiring Fund’s A Shares, C Shares and I Shares, respectively;

•	the total operating expenses of the Acquiring Fund are lower than those of the Fund;

•	the reorganization is expected to be a tax-free event to shareholders of the Fund; and

•	economies of scale may result from the reorganization for shareholders of the Fund.

The reorganization is expected to be effective at the close of business on or about January 23, 2015. At that time, each shareholder of the A, C and I Shares of the Fund will become a shareholder of the Acquiring Fund and will receive corresponding A Shares, C Shares and I Shares of the Acquiring Fund in an amount equal in value to the shares of the Fund the shareholder had immediately before the reorganization.

The Fund and Acquiring Fund both invest at least 80% of their net assets (plus any borrowings for investment purposes) in common stocks and other U.S.-traded equity securities of large-capitalization companies. The primary difference between the funds is that the Fund is a more concentrated version of the Acquiring Fund.

Shareholders who wish to redeem shares of the Fund in a taxable transaction prior to the reorganization may do so in accordance with the procedures described in the Fund’s Prospectus.

Effective on the date of the reorganization, all references to the Fund in the Prospectus and SAI are hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

RIDGEWORTH FUNDS

Supplement dated November 18, 2014 to the

Summary Prospectus, Prospectus and Statement of Additional Information

each dated August 1, 2014

RidgeWorth International Equity Index Fund (A & I Shares)

On November 18, 2014, the Board of Trustees of RidgeWorth Funds approved a Plan of Liquidation for the RidgeWorth International Equity Index Fund (the “Fund”) pursuant to which the Fund will be liquidated on or about January 23, 2015 (the “Liquidation Date”). Shareholders should be aware that, prior to the liquidation date, the Fund’s investment adviser, Ridgeworth Capital Management LLC (“RidgeWorth”), will cease to pursue the Fund’s investment objective or engage in any business activities except for the purposes of winding up its business and affairs, preserving the value of its assets, paying its liabilities and distributing its remaining assets to shareholders. In order to achieve an orderly liquidation, the Fund may depart from its stated investment objective and policies and may hold a significant portion of total assets in cash and exchange-traded funds.

Mechanics. In connection with the liquidation, any shares of the Fund outstanding on the Liquidation Date will be automatically redeemed as of the close of business on the Liquidation Date. The proceeds of any such redemption will be equal to the net asset value of such shares after the Fund has paid or provided for all of its charges, taxes, expenses and liabilities. The distribution to shareholders of these liquidation proceeds will occur as soon as practicable, and will be made to all Fund shareholders of record at the time of the liquidation. Additionally, the Fund must declare and distribute to shareholders any realized capital gains and all net investment income no later than the final liquidation distribution. The Adviser intends to distribute substantially all of the Fund’s net investment income prior to the liquidation.

Other Alternatives. At any time prior to the Liquidation Date, shareholders of the Fund may redeem their shares of the Fund and receive the net asset value thereof, pursuant to the procedures set forth under “Purchasing, Selling and Exchanging Fund Shares” in the Prospectus. Shareholders may also exchange their Fund shares for shares of the same class of any other fund of the Trust, as described in and subject to any restrictions set forth under “Purchasing, Selling and Exchanging Fund Shares” in the Prospectus.

U.S. Federal Income Tax Matters. Although the liquidation is not expected to be a taxable event for the Fund, for taxable shareholders, the automatic redemption of shares of the Fund on the Liquidation Date will generally be treated as any other redemption of shares, i.e., as a sale that may result in gain or loss for federal income tax purposes. Instead of waiting until the Liquidation Date, a shareholder may voluntarily redeem his or her shares prior to the Liquidation Date to the extent that the shareholder wishes to realize any such gains or losses prior thereto. See “Taxes” in the Prospectus. Shareholders should consult their tax advisors regarding the tax treatment of the liquidation.

Effective on the Liquidation Date, all references to the Fund in the Prospectus and SAI are hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE